Exhibit 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,248,631 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance

A-1	2004-2

periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$532,335,875
Aggregate Outstanding Principal Balance – Treasury Bill	$59,049,570
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	11.09%
Aggregate Outstanding Principal Balance – One Month LIBOR	$473,286,305
Percentage of Aggregate Outstanding Principal Balance – One Month LIBOR	88.91%
Number of Borrowers	16,846
Average Outstanding Principal Balance Per Borrower	31,600
Number of Loans	30,099
Average Outstanding Principal Balance Per Loan – Treasury Bill	41,731
Average Outstanding Principal Balance Per Loan – One Month LIBOR	16,500
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.87%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,236	$79,546,060	14.9%
3.01% to 3.50%	5,725	79,827,825	15.0
3.51% to 4.00%	5,376	83,787,756	15.7
4.01% to 4.50%	6,410	94,175,507	17.7
4.51% to 5.00%	2,082	35,004,678	6.6
5.01% to 5.50%	555	12,105,022	2.2

A-2	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
5.51% to 6.00%	546	11,579,851	2.3
6.01% to 6.50%	714	14,832,890	2.8
6.51% to 7.00%	977	22,321,282	4.2
7.01% to 7.50%	345	9,558,741	1.8
7.51% to 8.00%	791	25,541,550	4.8
8.01% to 8.50%	705	28,631,314	5.4
Equal to or greater than 8.51%	637	35,423,400	6.7
Total	30,099	$532,335,875	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,108	$7,718,904	1.5%
$5,000.00 - $9,999.99	2,362	17,634,263	3.3
$10,000.00 - $14,999.99	1,978	24,543,116	4.6
$15,000.00 - $19,999.99	1,543	26,962,461	5.1
$20,000.00 - $24,999.99	1,246	27,951,416	5.3
$25,000.00 - $29,999.99	965	26,456,871	5.0
$30,000.00 - $34,999.99	814	26,358,765	5.0
$35,000.00 - $39,999.99	655	24,511,799	4.6
$40,000.00 - $44,999.99	576	24,427,899	4.6
$45,000.00 - $49,999.99	473	22,403,387	4.2
$50,000.00 - $54,999.99	392	20,550,756	3.9
$55,000.00 - $59,999.99	329	18,902,257	3.6
$60,000.00 - $64,999.99	298	18,622,584	3.5
$65,000.00 - $69,999.99	261	17,560,533	3.3
$70,000.00 - $74,999.99	186	13,499,325	2.5
$75,000.00 - $79,999.99	182	14,101,394	2.6
$80,000.00 - $84,999.99	159	13,076,336	2.5
$85,000.00 - $89,999.99	131	11,484,343	2.2
$90,000.00 - $94,999.99	124	11,458,191	2.2
$95,000.00 - $99,999.99	108	10,510,758	2.0
$100,000.00 and above	956	153,600,515	28.9
Total	16,846	$532,335,875	100.0%

A-3	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 - 30 Days	28,448	$489,667,521	92.0%
31 - 60 Days	595	13,254,498	2.5
61 - 90 Days	332	9,525,654	1.8
91 - 120 Days	188	5,962,318	1.1
121 - 150 Days	127	3,934,290	0.7
151 - 180 Days	91	2,414,868	0.3
181 - 210 Days	72	1,708,741	0.2
Greater than 210 Days	246	5,867,985	1.1
Total	30,099	$532,335,875	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	97	$28,222	*
4 to 12	501	499,874	0.1%
13 to 24	2,383	3,855,719	0.7
25 to 36	1,731	6,301,688	1.2
37 to 48	1,440	6,448,054	1.2
49 to 60	1,215	7,517,754	1.4
61 to 72	1,492	10,434,615	2.0
73 to 84	3,113	22,443,383	4.2
85 to 96	1,549	15,228,029	2.9
97 to 108	1,248	15,424,005	2.9
109 to 120	1,158	16,817,241	3.2
121 to 132	1,969	34,788,860	6.5
133 to 144	3,598	70,750,030	13.3
145 to 156	1,863	44,509,760	8.4
157 to 168	1,391	36,851,301	6.9
169 to 180	1,242	38,439,212	7.2
181 to 192	934	31,942,691	6.0
193 to 204	671	26,083,324	4.9
205 to 216	566	24,094,264	4.5
217 to 228	368	15,526,025	2.9
229 to 240	294	13,694,130	2.6
241 to 252	166	8,288,531	1.6
253 to 264	159	8,558,045	1.6
265 to 276	105	5,854,562	1.1
277 to 288	96	5,610,865	1.1
289 to 300	204	16,829,555	3.2
301 to 312	400	31,566,168	5.9
313 to 324	33	2,560,663	0.5
325 to 336	17	1,531,329	0.3

A-4	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
337 to 348	16	1,932,179	0.4
349 to 360	55	5,112,708	1.0
361 and above	25	2,813,089	0.5
Total	30,099	$532,335,875	100.0%
______________________
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	701	$14,996,909	2.8%
Forbearance*	1,541	43,804,628	8.2
Repayment
First year in repayment	177	8,978,030	1.7
Second year in repayment	176	8,174,150	1.5
Third year in repayment	253	10,058,040	1.9
More than 3 years in repayment	27,251	446,324,118	83.8
Total	30,099	$532,335,875	100.0%
______________________
*
Of the trust student loads in forbearance status approximately 1 loan with an aggregate outstanding principal balance of $88,822, representing 0.02% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
A-5	2004-2

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 148.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	18.1	–	199.8
Forbearance	–	9.5	203.4
Repayment	–	–	167.1
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $14,996,909 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,012,366 or approximately 73.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	168	$3,491,446	0.7%
Alaska	41	717,238	0.1
Arizona	674	13,814,433	2.6
Arkansas	107	1,878,744	0.4
California	3,345	63,448,140	11.9
Colorado	527	9,838,623	1.8
Connecticut	367	5,278,389	1.0
Delaware	67	1,705,412	0.3
District of Columbia	115	1,670,140	0.3
Florida	4,573	74,473,550	14.0
Georgia	896	16,901,657	3.2
Hawaii	119	2,372,009	0.4
Idaho	102	1,711,004	0.3
Illinois	838	12,853,981	2.4
Indiana	558	9,270,585	1.7
Iowa	149	2,251,408	0.4
Kansas	542	9,391,920	1.8
Kentucky	170	2,663,632	0.5
Louisiana	563	10,067,390	1.9
Maine	66	855,610	0.2
Maryland	664	12,004,957	2.3
A-6	2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Massachusetts	735	10,441,863	2.0
Michigan	510	10,157,800	1.9
Minnesota	458	7,888,148	1.5
Mississippi	143	3,482,780	0.7
Missouri	700	13,083,400	2.5
Montana	70	989,883	0.2
Nebraska	66	1,259,637	0.2
Nevada	203	4,127,036	0.8
New Hampshire	106	1,596,163	0.3
New Jersey	741	11,308,085	2.1
New Mexico	92	2,047,870	0.4
New York	1,856	28,072,582	5.3
North Carolina	674	10,201,619	1.9
North Dakota	20	423,432	0.1
Ohio	2,175	46,292,339	8.7
Oklahoma	383	7,059,097	1.3
Oregon	455	8,210,730	1.5
Pennsylvania	693	11,664,308	2.2
Rhode Island	73	1,472,359	0.3
South Carolina	207	4,877,983	0.9
South Dakota	23	290,053	0.1
Tennessee	406	7,910,602	1.5
Texas	2,180	37,669,099	7.1
Utah	101	2,655,540	0.5
Vermont	37	828,653	0.2
Virginia	710	12,655,617	2.4
Washington	1,057	18,390,377	3.5
West Virginia	99	1,858,516	0.3
Wisconsin	205	3,260,143	0.6
Wyoming	24	605,405	0.1
Other	246	4,894,487	0.9
Total	30,099	532,335,875	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will

A-7	2004-2

be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
A-8	2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,743	$209,741,197	39.4%
Other Repayment Options(1)	11,847	209,373,805	39.3
Income-driven Repayment(2)	3,509	113,220,873	21.3
Total	30,099	532,335,875	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 247 loans with an aggregate outstanding principal balance of $8,935,793 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,919	$216,623,998	40.7%
Unsubsidized	15,180	315,711,877	59.3
Total	30,099	$532,335,875	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	336	$17,653,342	3.3%
October 1, 1993 through June 30, 2006	29,763	514,682,533	96.7
July 1, 2006 and later	0	0	0.0
Total	30,099	$532,335,875	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
A-9	2004-2

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	816	$9,363,692	1.8%
College Assist	14	431,818	0.1
Educational Credit Management Corporation	1,327	23,726,267	4.5
Florida Off of Student Financial Assistance	4,872	69,323,708	13.0
Great Lakes Higher Education Corporation	13,456	283,660,890	53.3
Illinois Student Assistance Comm
Kentucky Higher Education Assistance Authority	1,575	21,802,851	4.1
Louisiana Office of Student Financial Assistance	183	2,537,587	0.5
Michigan Guaranty Agency	313	4,685,196	0.9
Nebraska National Student Loan Program	4	84,082	*
New Jersey Higher Ed Student Assistance Authority	3,266	45,937,985	8.6
New York State Higher Ed Services Corp	251	3,870,255	0.7
Northwest Education Loan Association	2,089	34,112,170	6.4
United Student Aid Funds, Inc.	1,933	32,799,373	6.2
Total	30,099	$825,482,955	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

A-10	2004-2